EXHIBIT 10.3

                          REGISTRATION RIGHTS AGREEMENT

      REGISTRATION RIGHTS AGREEMENT (the "Agreement"), dated as of December ___, 2004, is entered into by and among ENHANCE BIOTECH, INC., a Delaware corporation ("Parent"), ARDENT ACQUISITION CORP., a North Carolina corporation and wholly owned subsidiary of Parent ("Merger Sub") and ARDENT PHARMACEUTICALS, INC., a North Carolina corporation ("Ardent").


                              W I T N E S S E T H:

            WHEREAS, Parent, Merger Sub and Ardent have entered into that certain Merger Agreement dated August 11, 2004, as amended as of November 20, 2004 (the "Merger Agreement"), pursuant to which Parent and Ardent have consummated a business combination whereby Merger Sub merged with and into Ardent and each outstanding security of Ardent was converted into the right to receive the Merger Consideration;

            WHEREAS, in connection with the conversion of Ardent securities into the Merger Consideration, Parent has agreed to provide certain registration rights pursuant to the terms of this Agreement;

            NOW, THEREFORE, in consideration of the mutual covenants and obligations hereinafter set forth, the parties hereto, intending to be legally bound, hereby agree as follows:

      1. Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Merger Agreement shall have the meaning ascribed to such terms in the Merger Agreement. As used in this Agreement the following terms shall have the following meanings:

            1.1 "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

            1.2 "Common Stock" shall mean shares of Parent's common stock, par value $0.001 per share.

            1.3 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute enacted hereafter, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

            1.4 "Filing Date" shall mean the date which is the earlier of the following: (x) as soon as practicable after consummation of a Qualified Financing; or (y) the date which is not more than the 150th day following the Effective Date of the Merger.

            1.5 "Form SB-2" means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the Commission which permits inclusion or incorporation of substantial information by reference to other documents filed by Parent with the Commission.

            1.6 "Holder" shall mean any security holder of Ardent to whom Registrable Securities are issued pursuant to the Merger Agreement.

            1.7 "Person" shall mean any individual, firm, corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

            1.8 "Prospectus" shall mean the prospectus included in the Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

            1.9 "Qualified Financing" means an equity financing by Parent of at least $10,000,000 with a minimum valuation of at least $1.50 per share of Common Stock.

            1.10 "Registration Statement" shall mean the registration statement required to be filed hereunder, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

            1.11 "Registrable Securities" shall mean for each Holder, up to 30,000 shares of Common Stock issued to such Holder pursuant to the Merger Agreement at the Effective Time; provided, however, that the shares of Common Stock reserved pursuant to the Merger Agreement for issuance upon exercise or conversion of Ardent stock options, warrants and convertible promissory notes shall not be deemed "Registrable Securities" if such stock options and warrants were not exercised prior to or at the Effective Time or if such convertible promissory notes were not converted prior to or at the Effective Time; provided, however, that the term "Registrable Securities" shall not include (i) any shares of Common Stock that have been registered and sold pursuant to a registration, or (ii) any shares of Common Stock that have been sold, or could then be sold within any three (3) month period, pursuant to Rule 144 promulgated under the Securities Act.

            1.12 "Registration Expenses" shall mean all of Parent's expenses relating to Parent's compliance with Sections 2 and 3 hereof, including, without limitation, all SEC and "blue sky" registration and filing fees, printing expenses, fees for listing on any national exchange on which Parent may list the Registrable Shares, any transfer taxes applicable to the initial issuance of Registrable Securities to each Holder, fees of any transfer agents and registrars, fees and disbursements of Parent's counsel and independent public accountants for

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Parent,  including  expenses  incurred by Parent in connection  with any special audits incidental to or required by such  registration.  The term  "Registration
Expenses"  shall  not  include  any  of  the  following,   which  are  sometimes
hereinafter  referred to as "Individual  Holder  Expenses":  underwriting  fees,
discounts  and  expenses,   if  any,  applicable  to  any  Holder's  Registrable
Securities; fees and disbursements of counsel or other professionals that any Holder may choose to retain in connection with the registration statement filed pursuant to this Agreement; selling commissions or stock transfer taxes applicable to the Registrable Securities registered on behalf of any Holder; any other expenses incurred by or on behalf of such Holder in connection with the offer and sale of such Holder's Registrable Securities other than Registration Expenses.

            1.13 "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute enacted hereafter, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

      2. Registration. On or prior to the Filing Date, Parent shall prepare and file with the Commission a registration statement on Form SB-2 (or, if such form is unavailable for such a registration, on such other form as is available to Parent for such a registration), covering the resale of all of the Registrable Securities. Parent shall use its commercially reasonable best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as practicable on or after the 180th day following the Effective Date of the Merger. Parent shall use its commercially reasonable best efforts to keep the Registration Statement continuously effective under the Securities Act during the period from the Effective Date of the Merger until the first anniversary of the Effective Date of the Merger (the "Effective Period").

      3. Registration Procedures; Condition to Parent's Obligations.

            3.1 Parent will keep each Holder advised in writing as to the initiation of the Registration Statement and as to the completion thereof and will, at its expense:

                  (a) use its commercially reasonable best efforts to keep such registration effective for the Effective Period;

                  (b) Prepare and file with the Commission such amendments and supplements to the Registration Statement and the Prospectus as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement;

                  (c) Furnish such number of Prospectuses and other documents incident thereto, including any amendment of or supplement to the Prospectus, as a Holder from time to time may reasonably request, but only while the Company shall be required under the provisions hereof to cause the registration statement to remain current;

                  (d) Notify each Holder of Registrable Securities covered by the Registration Statement at any time when a Prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such Holder, prepare and furnish to such Holder a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

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

                  (e) Use its best efforts to cause all Registrable Securities covered by such Registration Statement to be registered with or approved by such other federal or state governmental agencies or authorities as may be necessary in the opinion of counsel to Parent and counsel to the Holders of Registrable Securities to enable the Holders thereof to consummate the disposition of such Registrable Securities (provided, however, that Parent shall not be obligated to qualify as a foreign corporation to do business under the laws of any jurisdiction in which it is not then qualified), and maintain any such registration or qualification current until the earlier of the sale of the Registrable Securities so registered or until the expiration of the Effective Period;

                  (f) List all such Registrable Securities registered in such registration on each securities exchange or automated quotation system on which the Common Stock of Parent is then listed;

                  (g) Provide a transfer agent and registrar for all Registrable Securities and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

                  (h) Prior to filing the registration statement covering the Registrable Securities, make available for inspection at Parent's corporate office in New York, New York upon reasonable request by any Holder of Registrable Securities, any attorney, accountant or other agent retained by any of the Holders, during normal business hours of Parent and without unreasonable disruption of Parent's business or unreasonable expense to Parent and solely for the purpose of due diligence with respect to the registration statement, all publicly available, non-confidential financial and other records, including without limitation pertinent corporate documents of Parent, and cause Parent's officers, directors and employees to supply, at the requesting parties expense and without unreasonable disruption of Parent's business or unreasonable expense to parent and solely for the purpose of due diligence with respect to the registration statement, all publicly available, non-confidential information reasonably requested by the attorney, accountant or other agent of any of the Holders;

            3.2 It shall be a condition precedent to the obligations of Parent to take any action pursuant to this Agreement that each of the Holders whose Registrable Securities are to be registered pursuant to this Agreement shall furnish the following to Parent prior to performance by Parent of its obligations under this Agreement:

                  (a) written evidence reasonably satisfactory to Parent of each such Holder's agreement to be bound by this Agreement;

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

                  (b) information regarding each such Holder, the Registrable Securities held by such Holder, and any additional information as Parent shall reasonably request and as shall be required in connection with the action to be taken by Parent;

                  (c) written evidence reasonably satisfactory to Parent of each such Holder's agreement to provide customary indemnifications to Parent in respect of information furnished by or on behalf of each Holder or actions taken or omitted by each Holder (as consistent with the indemnification provisions of this Agreement), and to pay the Individual Holder Expenses incurred by or on behalf of each Holder which are not Registration Expenses required to be paid by Parent hereunder, and to customary blackout periods in the event of material corporate developments affecting Parent or its securities; and

                  (d) written evidence reasonably satisfactory to Parent of each Holder's agreement that upon receipt of any written notice by Parent to discontinue use of the registration statement or any prospectus or related document until the same are supplemented or amended, that Holder will so refrain and, if so directed by Parent, will deliver to Parent all copies, other than permanent file copies, then in Holder's possession of such documents at the time of receipt of such notice. Furthermore, each Holder shall agree that if such Holder uses a prospectus in connection with the offering and sale of any of the Registrable Securities, the Holder will use only the latest version of such prospectus provided by Parent.

      4. Expenses. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Sections 2 and 3 of this Agreement shall be borne by Parent.

      5. Indemnification.

            5.1 Indemnification by Parent. To the full extent permitted by law, Parent will indemnify each Holder, each of its officers, directors and employees, and each person controlling a Holder within the meaning of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement against all claims, losses, damages and liabilities (or actions, proceedings or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by Parent of the Securities Act or any rule or regulation thereunder applicable to Parent and relating to action or inaction required of Parent in connection with any such registration, qualification or compliance, and will reimburse each such Holder, each of its officers, directors and partners, and each person controlling such Holder for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability or action, provided that Parent will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission made in reliance upon and based upon written information furnished to Parent by or on behalf of such Holder for use therein.

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            5.2 Indemnification by the Holders.  Each Holder will, to the extent
Registrable Securities held by him or it are included in the Registration Statement, indemnify Parent, each of its directors, officers and employees and each other person, if any, who controls Parent within the meaning of the Securities Act, against all claims, losses, damages, expenses and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such Registration Statement, Prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by such Holder of the Securities Act or any rule or regulation thereunder applicable to such Holder and relating to action or inaction required of such Holder in connection with any such registration, qualification or compliance, and will reimburse Parent, each of its directors, officers and employees and each other person for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case with respect to any such alleged or actual untrue statement of a material fact or alleged or actual omission to state a material fact to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement, Prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to Parent by such Holder for use therein.

            5.3 Notices of Claims, Procedures, etc. Each party entitled to indemnification under this Section 5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that the Indemnified Party may participate in such defense at the Indemnified Party's sole expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 5 unless such failure is prejudicial to the ability of Indemnifying Party to defend such claim or action. Notwithstanding the foregoing, such Indemnified Party shall have the right to employ its own counsel in any such litigation, proceeding or other action if (i) the employment of such counsel has been authorized by the Indemnifying Party, in its sole and absolute discretion, or (ii) the named parties in any such claims (including any impleaded parties) include any such Indemnified Party and the Indemnified Party and the Indemnifying Party shall have been advised in writing (in suitable detail) by counsel to the Indemnified Party either (A) that there may be one or more legal defenses available to such Indemnified Party which are different from or additional to those available to the Indemnifying Party, or
(B) that there is a conflict of interest by virtue of the Indemnified Party and the Indemnifying Parties having common counsel, in any of which events, the reasonable legal fees and expenses of a single counsel for all Indemnified Parties with respect to each such claim, defense thereof, or counterclaims thereto shall be borne by Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, which consent shall not be unreasonably withheld, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall cooperate to the extent reasonably required and furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

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            5.4  Contribution.  If the  indemnification  provided  for  in  this
Section 5 shall for any reason be held by a court to be unenforceable as a matter of public policy with respect to an Indemnified Party in respect of any loss, claim, damage, expense or liability, or any action in respect thereof, then, in lieu of the amount paid or payable under Section 5.1 or Section 5.2, the Indemnified Party and the Indemnifying Party under Section 5.1 or Section
5.2 shall contribute to the aggregate losses, claims, damages, expenses and liabilities (including legal or other expenses reasonably incurred in connection with investigating the same), (a) in such proportion as is appropriate to reflect the relative fault of the Indemnified Party and Indemnifying Party covered by the registration statement which resulted in such loss, claim, damage, expense or liability, or action or proceeding in respect thereof, with respect to the statements or omissions which resulted in such loss, claim, damage, expense or liability, or action or proceeding in respect thereof, as well as any other relevant equitable considerations or (b) if the allocation provided by clause (a) above is not permitted by applicable law, in such proportion as shall be appropriate to reflect the relative benefits received by the Indemnified Party and Indemnifying Party from the offering of the securities covered by such registration statement; provided, that for purposes of this clause (b), the relative benefits received by the prospective sellers shall be deemed not to exceed the amount of proceeds received by such prospective sellers. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Such prospective sellers' obligations to contribute as provided in this Section 5.4 are several in proportion to the relative value of their respective Registrable Securities covered by such registration statement and not joint. In addition, no person shall be obligated to contribute hereunder any amounts in payment for any settlement of any action or claim effected without such person's consent, which consent shall not be unreasonably withheld.

      6. [INTENTIONALLY OMITTED]

      7. Exchange Act Compliance. While Parent is subject to the reporting requirements of the Exchange Act, Parent shall make commercially reasonable best efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder, and to take all actions reasonably necessary to enable Holders of Registrable Securities to sell such securities without registration under the Securities Act within the limitation of the provisions of (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, (b) Rule 144A under the Securities Act, as such Rule may be amended from time to time, if applicable or (c) any similar rules or regulations hereunder adopted by the Commission. Upon the request of any Holder of Registrable Securities, Parent will deliver to such holder a written statement as to whether it has complied with such requirements.

      8. Specific Performance. The parties hereto acknowledge that there may be no adequate remedy at law if any party fails to perform any of its obligations hereunder and that each party may be irreparably harmed by any such failure, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to seek to compel specific performance of the obligations of any other party under this Agreement in accordance with the terms and conditions of this Agreement.

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      9. No Registration  Conflict.  Parent has not previously  entered into any agreement granting any registration rights with respect to any of its securities to any Person that has not been fully satisfied other than registration rights granted in connection with warrants issued to Bioaccelerate, Inc. Parent shall not after the date hereof enter into any agreement granting registration rights with respect to any of its securities outstanding on the date hereof, except (i) pursuant to the Merger Agreement, (ii) registration rights for Parent's existing shareholders who do not have freely tradable shares on the date hereof as contemplated by Section 2.1(j) of the Merger Agreement, or (iii) as may be determined by Parent's Board of Directors (as constituted subsequent to the Merger) in the exercise of their fiduciary responsibilities.

      10. Benefits of Agreement; Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder and each Holder shall be an intended third party beneficiary under this Agreement. Neither Parent nor any Holder may assign its rights or obligations hereunder.

      11.   Complete   Agreement.   This  Agreement   constitutes  the  complete
understanding among the parties with respect to its subject matter and supersedes all existing agreements and understandings, whether oral or written, among them. No alteration or modification of any provisions of this Agreement shall be valid unless made in writing and signed, on the one hand, by the Holders of a majority of the Registrable Securities then outstanding and, on the other, by Parent.

      12. Section Headings. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      13. Notices. All notices, offers, acceptances and other communications required or permitted to be given or to otherwise be made to any party to this Agreement shall be deemed to be sufficient if contained in a written instrument delivered by hand, first class mail (registered or certified, return receipt requested), telex, telecopier or overnight air courier guaranteeing next day delivery, if to Parent, at 712 Fifth Avenue, New York, New York, 10019,
Attention: Andrew J. Cosentino, and if to any Holder, at the address of such Holder as set forth in the stock transfer books of Parent. All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the United States mail, First Class postage prepaid, if mailed; when receipt acknowledged, if telecopied (or on the next succeeding business day if such date is not a business day; and the next business day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery. For purposes of this paragraph, a "business day" shall mean any day which is not a Saturday, Sunday, or public holiday or a day on which commercial banks are required or authorized by law to close in New York, New York. Any party may change the address to which each such notice or communication shall be sent by giving written notice to tie other parties of such new address in the manner provided herein for giving notice.

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      14.  Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware without giving effect to the provisions, policies or principles thereof respecting conflict or choice of laws.

      15. Counterparts. This Agreement may be executed in one or more counterparts each of which shall be deemed an original but all of which taken together shall constitute one and the same agreement. A facsimile copy of a signature page shall be deemed to be an original signature page.

      16. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.


                  [Remainder of page intentionally left blank.]



                                      -26-
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      IN WITNESS WHEREOF,  the parties have signed this Agreement as of the date first set forth above.


                                        ENHANCE BIOTECH, INC.

                                        By  /s/  Christopher Every
                                           --------------------------------
                                              Name:  Christopher Every
                                              Title:    President and CEO


                                        ARDENT ACQUISITION CORP.

                                        By  /s/  Christopher Every
                                           --------------------------------
                                              Name:  Christopher Every
                                              Title:    President and CEO


                                        ARDENT PHARMACEUTICALS, INC.

                                        By  /s/  Kwen-Jen Chang
                                           --------------------------------
                                             Name:  Kwen-Jen Chang
                                             Title:    President and CEO